Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 9—Income Taxes

Total income taxes were allocated as follows:

Income Tax Benefit/(Provision)	Quarter Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Loss before income taxes	$70.5	$97.5	$248.5	$364.5
Accumulated other comprehensive loss	14.2	2.7	14.0	31.5
Goodwill	(5.3)	—	(5.3)	—
Accumulated deficit	—	—	(6.0)	—

	$79.4	$100.2	$251.2	$396.0

We classify reserves for tax uncertainties within Accrued expenses and Deferred credits and other in our Consolidated Condensed Balance Sheets, separate from any related income tax payable or deferred income taxes. Reserve amounts relate to any potential income tax liabilities (uncertain tax benefits ("UTB")) resulting from uncertain tax positions as well as potential interest or penalties associated with those liabilities. During the quarter and nine months ended September 30, 2011, our UTB, excluding related interest and penalties, did not change significantly from our UTB at December 31, 2010.

We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service ("IRS") on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next twelve months. The IRS audit of our 2008 federal income tax year concluded during the quarter ended June 30, 2010. The IRS proposed an adjustment to our cancellation of debt income tax position which we have appealed. It is reasonably possible that this issue could be settled in the next twelve months with an estimated tax impact ranging from $0 to $70 million. Any tax impact of this settlement will have no impact on the Company's effective tax rate.

Under the American Recovery and Reinvestment Act of 2009, (the "ARRA"), the Company has received temporary federal tax relief under the Delayed Recognition of Cancellation of Debt Income, ("CODI"), rules. The ARRA contains a provision that allows for a deferral for tax purposes of CODI for debt reacquired in 2009 and 2010, followed by recognition of CODI ratably from 2014 through 2018. In connection with the debt that we reacquired in 2009 and 2010, we have deferred related CODI of $3.6 billion for tax purposes (net of Original Issue Discount (OID) interest expense, some of which must also be deferred to 2014 through 2018 under the ARRA). We are required to include one-fifth of the deferred CODI, net of deferred and regularly scheduled OID, in taxable income each year from 2014 through 2018. For state income tax purposes, certain states have conformed to the ARRA and others have not.

Note 12—Income Taxes

The components of income/(loss) from continuing operations before income taxes and the related provision/(benefit) for U.S. and other income taxes were as follows:

	Successor			Predecessor
(Loss)/Income from Continuing Operations, before Income Taxes (In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
United States	$(1,263.7)	$2,533.0	$(5,254.5)	$(102.1)
Outside of the U.S.	(28.3)	(34.8)	(280.6)	(23.3)

	$(1,292.0)	$2,498.2	$(5,535.1)	$(125.4)

Income Tax (Benefit)/Provision	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
United States
Current
Federal	$(215.1)	$—	$113.3	$(11.1)
State	(7.7)	24.4	9.5	(1.2)
Deferred
Federal	(200.6)	1,461.4	(476.4)	(16.3)
State	(56.5)	147.8	4.7	0.4
Outside of the U.S.
Current	10.4	11.6	10.0	2.2
Deferred	0.8	6.6	(21.5)	—

	$(468.7)	$1,651.8	$(360.4)	$(26.0)

Total income taxes were allocated as follows:

Income Tax (Benefit)/Provision	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Income/loss from continuing operations	(468.7)	1,651.8	(360.4)	(26.0)
Income from discontinued operations	—	—	51.1	—
Accumulated other comprehensive loss	(10.5)	(3.3)	(74.0)	(3.1)
Additional paid in capital	—	54.7	13.6	(65.8)

	$(479.2)	$1,703.2	$(369.7)	$(94.9)

The differences between the statutory federal income tax rate and the effective tax rate expressed as a percentage of income/(loss) from continuing operations before taxes were as follows:

	Successor			Predecessor
	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Statutory tax rate	(35.0)%	35.0%	(35.0)%	(35.0)%
Increases/(decreases) in tax resulting from:
State taxes, net of federal tax benefit (excludes state taxes recorded in reserves for uncertain tax positions)	(5.8)	7.2	0.4	(0.6)
Valuation Allowance	3.4	(3.9)	(0.4)	—
Foreign income taxes, net of credit	(1.0)	0.9	1.1	1.4
Goodwill	2.3	19.8	27.2	(0.1)
Officers' life insurance/insurance proceeds	(0.2)	(0.3)	(0.1)	1.7
Acquisition and integration costs	—	2.6	0.1	12.0
Reserves for uncertain tax positions	0.1	4.5	0.3	0.2
Other	(0.1)	0.3	(0.1)	(0.4)

Effective tax rate	(36.3)%	66.1%	(6.5)%	(20.8)%

Our 2010 effective tax rate varied from the U.S. statutory rate of 35.0 percent primarily as a result of non-deductible impairments of goodwill (described in Note 5, "Goodwill and Other Intangible Assets"), state income tax, foreign income tax, and other adjustments.

The major components of the deferred tax assets and liabilities in our Consolidated Balance Sheets as of December 31 were as follows:

(In millions)	2010	2009
Deferred tax assets
State net operating losses	$133.7	$92.5
Foreign net operating losses	29.7	30.0
Federal net operating loss	371.9	169.9
Compensation programs	90.3	91.3
Allowance for doubtful accounts	105.5	82.9
Self-insurance reserves	17.9	25.2
Accrued expenses	60.1	45.0
Project opening costs and prepaid expenses	43.7	5.3
Federal tax credits	16.5	24.1
Federal indirect tax benefits of uncertain state tax positions	65.6	66.7
Other	19.5	25.7

Subtotal	954.4	658.6
Less: valuation allowance	122.2	78.6

Total deferred tax assets	832.2	580.0

Deferred tax liabilities
Depreciation and other property-related items	2,517.2	2,358.7
Deferred cancellation of debt income and other debt-related items	2,107.0	2,200.1
Management and other contracts	14.2	20.7
Intangibles	1,640.1	1,701.6
Investments in non-consolidated affiliates	1.6	7.6

	6,280.1	6,288.7

Net deferred tax liability	$5,447.9	$5,708.7

Deferred tax assets and liabilities are presented in our Consolidated Balance Sheets as follows:

(In millions)	Successor 2010	Successor 2009
Assets:
Deferred income taxes (current)	$175.8	$148.2

Liabilities:
Deferred income taxes (non-current)	$5,623.7	$5,856.9

Net deferred tax liability	$5,447.9	$5,708.7

As of December 31, 2010 and 2009, the Company had federal net operating loss ("NOL") carryforward of $1,358.0 million and $485.4 million, respectively. This NOL will begin to expire in 2029. The federal NOL carryforward per the income tax returns filed included unrecognized tax benefits taken in prior years. Due to application of ASC Topic 740, they are larger than the NOLs for which a deferred tax asset is recognized for financial statement purposes. In addition, the Company had federal general business tax credits carryforward of $11.3 million which will begin to expire in 2029. As of December 31, 2010, no valuation allowance has been established for the Company's federal NOL carryforward or general business tax credits carryforward deferred tax assets because the Company has sufficient future tax liabilities arising within the carryforward periods. However, the Company will continue to assess the need for an allowance in future periods.

NOL carryforwards for the Company's subsidiaries for state income taxes were $5,323.2 million and $2,238.3 million as of December 31, 2010 and 2009, respectively. The state NOL carryforwards per the income tax returns filed included unrecognized tax benefits taken in prior years. Due to application of ASC Topic 740, they are larger than the NOLs for which a deferred tax asset is recognized for financial statement purposes. The amount of state NOLs subject to a valuation allowance was $1,078.4 million and $394.0 million at December 31, 2010 and 2009, respectively. We anticipate that state NOLs in the amount of $18.2 million will expire in 2011. The remainder of the state NOLs will expire between 2012 and 2030.

NOL carryforwards of the Company's foreign subsidiaries were $108.9 million and $107.1 million for the years ended December 31, 2010 and 2009, respectively. The foreign NOLs have an indefinite carryforward period but are subject to a full valuation allowance as the Company believes these assets do not meet the "more likely than not" criteria for recognition under ASC 740.

As of December 31, 2010 and 2009, the Company had foreign tax credit carryforwards of $5.2 million and $24.1 million, respectively. During 2010, the Company amended its 2005 federal tax return to deduct $22.4 million of the foreign tax credits which were projected to expire in 2015. The remaining foreign tax credit carryforward of $5.2 million is projected to expire unused in 2012 as the Company does not project to have sufficient future foreign source income in order to utilize this carryforward.

Under the American Recovery and Reinvestment Act of 2009, or the ARRA, we will receive temporary federal tax relief under the Delayed Recognition of Cancellation of Debt Income, or CODI, rules. The ARRA contains a provision that allows for a deferral for tax purposes of CODI for debt reacquired in 2009 and 2010, followed by recognition of CODI ratably from 2014 through 2018. In connection with the debt that we reacquired in 2009 and 2010, we have deferred related CODI of $3.6 billion for tax purposes (net of Original Issue Discount (OID) interest expense, some of which must also be deferred to 2014 through 2018 under the ARRA). We are required to include one-fifth of the deferred CODI, net of deferred and regularly scheduled OID, in taxable income each year from 2014 through 2018. For state income tax purposes, certain states have conformed to the Act and others have not.

We do not provide for deferred taxes on the excess of the financial reporting over the tax basis in our investments in foreign subsidiaries that are essentially permanent in duration. That excess totaled $28.2 million at December 31, 2010. The determination of the additional deferred taxes that have not been provided is not practicable.

As discussed in Note 1, "Summary of Significant Accounting Policies," we adopted the provisions of ASC 740 regarding uncertain income tax positions, on January 1, 2007. A reconciliation of the beginning and ending amounts of unrecognized tax benefits are as follows:

(in millions)
Balance at January 1, 2008	$142.0
Additions based on tax positions related to the current year	2.0
Additions for tax positions of prior years	16.0
Reductions for tax positions for prior years	(12.0)
Settlements	(12.0)
Expiration of statutes	—

Balance at December 31, 2008	$136.0
Additions based on tax positions related to the current year	123.0
Additions for tax positions of prior years	139.0
Reductions for tax positions for prior years	(3.0)
Settlements	(13.0)
Expiration of statutes	(20.0)

Balance at December 31, 2009	$362.0
Additions based on tax positions related to the current year	8.8
Additions for tax positions of prior years	224.2
Reductions for tax positions for prior years	(26.5)
Settlements	—
Expiration of statutes	(1.1)

Balance at December 31, 2010	$567.4

We classify reserves for tax uncertainties within "Accrued expenses" and "Deferred credits and other" in our Consolidated Balance Sheets, separate from any related income tax payable or deferred income taxes. In accordance with ASC 740, reserve amounts relate to any potential income tax liabilities resulting from uncertain tax positions as well as potential interest or penalties associated with those liabilities. The increases in the year ended December 31, 2010 and 2009 related to costs associated with the acquisition, cancellation of indebtedness income, cost recovery related to capital and non capital expenditures and other identified uncertain tax positions.

We recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense. We accrued approximately $10 million, $9 million, and $7 million during 2010, 2009, and 2008, respectively. In total, we have accrued balances of approximately $64 million, $54 million, and $45 million for the payment of interest and penalties at December 31, 2010, 2009, and 2008, respectively. Included in the balance of unrecognized tax benefits at December 31, 2010, 2009, and 2008 are $312 million, $255 million, and $108 million, respectively, of unrecognized tax benefits that, if recognized, would impact the effective tax rate.

We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service ("IRS") on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next twelve months. As a result of the expiration of the statute of limitations and closure of IRS audits, our 2004 and 2005 federal income tax years were closed during the year ended December 31, 2009. As discussed previously, we filed amended 2005 income tax returns in 2010. The IRS could reexamine our 2005 federal income tax year with any resultant adjustments limited to the amounted of our amended claim. The IRS audit of our 2006 federal income tax year also concluded during the year ended December 31, 2009. The IRS audit of our 2007 federal income tax year concluded during the quarter ended March 31, 2010. The IRS audit of our 2008 federal income tax year concluded during the quarter ended June 30, 2010. During the quarter ended June 30, 2010, we submitted a protest to the IRS Appeals office regarding several issues from the 2008 IRS audit. We do not believe that it is reasonably possible that these issues will be settled in the next twelve months. The IRS audit of our 2009 federal income tax year commenced early in 2011.

We are also subject to exam by various state and foreign tax authorities. Tax years prior to 2005 are generally closed for foreign and state income tax purposes as the statutes of limitations have lapsed. However, various subsidiaries could be examined by the New Jersey Division of Taxation for tax years beginning with 1999 due to our execution of New Jersey statute of limitation extensions.

It is reasonably possible that our unrecognized tax benefits will increase or decrease within the next twelve months. These changes may be the result of ongoing audits or settlements. We do not expect the accrual for uncertain tax positions to change significantly over the next twelve months. Audit outcomes and the timing of audit settlements are subject to significant uncertainty. Although the Company believes that adequate provision has been made for such issues, there is the possibility that the ultimate resolution of such issues could have an adverse effect on our earnings. Conversely, if these issues are resolved favorably in the future, the related provision would be reduced, thus having a favorable impact on earnings.